FY 2016 annual STOCKHOLDER MEETING November 2, 2016 Exhibit 99.1

JBSS Overview and Results - Jeffrey Sanfilippo Chairman & CEO FY 2016 Financial Milestones - Mike Valentine CFO & Group President Brand Marketing Overview - Howard Brandeisky Sr. VP Global Marketing & Customer Solutions JBSS FY 2017 Strategic Plan - Jeffrey Sanfilippo Chairman & CEO Closing Remarks - Jeffrey Sanfilippo Chairman & CEO Agenda

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. Forward-Looking Statements

Consistent success over past 5 fiscal years Diluted EPS improvement of 70% from FY 12 to FY 16 Net Sales increased by 7% over FY 15 to a record $952.1 million

JBSS STOCK PERFORMANCE vs RUSSEL 2000 OVER THE LAST TWO YEARS 5 10/31/14 $37.15 10/31/16 $50.68

Vision To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer Core Values Integrity People Investment Customer Driven Quality Innovation Execution Continuous Improvement Safety Resource Conservation

FY 2016 Corporate results

8

Fisher recipe nuts increased pound market share by +2.6 points. Fisher snack nuts pound market share grew +0.6 point in the high franchise Midwest. Strong growth in Produce Nut category. FY 2016 Accomplishments Source : IRI FY Ending 6/26/16 Total US MULO for Recipe Nuts ; Fisher Core (Milwaukee, Minneapolis, Chicago, and St Louis) MULO for Fisher Snack

Leveraged our innovation capabilities to launch 30 new items for our key Contract Manufacturing customers. Optimized Food Service and Industrial ingredient customer and product portfolios. Expanded Fisher brand awareness and distribution in the Commercial Ingredients channel. FY 2016 Accomplishments

Sampling of Fisher snacks in Middle East with positive consumer engagement. China Ecommerce Holiday… Fisher sold $20,000 in one day. Successful sell through of Fisher gift pack for Chinese New Year. FY 2016 Accomplishments 11

Nut category review 12

Steady Increase in Nut Retail Prices Since FY 2011 Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16 + 31% since FY 2011

Retail Prices Up Across Most Major Nut Types over the Last 5 Years Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16

Steady Category $ Growth Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 data ending 6/26/16

SALES CHANNEL UPDATES 16

$561 Fiscal 2016 Net Sales $952 Million Business Channel Diversification (Millions of $) $31 $223 $137

Fiscal 2016 Net Sales $561 Million Consumer 59% vs. FY 15 FY 2016 Consumer Channel 6.1%

Fiscal 2016 Net Sales $223 Million FY 2016 Commercial Ingredients Channel vs. FY 15

FY 2016 Contract Packaging Channel Fiscal 2016 Net Sales $137 Million

FY 2016 Export Channel Fiscal 2016 Net Sales $31 Million

Investments in food safety 22

FOOD SAFETY MODERNIZATION ACT (FSMA)

Public Health Imperative

- Foodborne illness is a significant public health burden.
- About 48 million get sick each year from foodborne illnesses.
- Infants, pregnant women, elderly, immune-compromised individuals are more susceptible to foodborne illnesses.
- Pathogen and allergen recalls remain elevated.

- FSMA signed by President Obama in 2011.
- FSMA final rules issued 2015.
- We are compliant to FSMA requirements as of Sept. 2016.



Source: http://www.fda.gov/food/resourcesforyou/consumers/ucm103263.htm
Source: https://www.ncbi.nlm.nih.gov/pubmed?cmd=Retrieve&db=PubMed&list_uids=21192848&dopt=Abstract
Source: https://wwwnc.cdc.gov/eid/article/17/1/p2-1101_article

The Global Source For Nuts® 23

What we have done to meet and exceed food safety compliance at JBSS We increased our competency. Approximately 30 associates are Preventive Control Qualified Individuals and help assure food safety compliance on a daily basis. Food Safety Plans have been developed and implemented for all production lines. We validated every roasting line to assure food safety. Vendor assurance, environmental monitoring, hygienic zone control, and product protection programs were evaluated and upgraded. 24

INVESTMENTS FOR FOOD SAFETY AND QUALITY

Over $2,700,000 spent to date



New Raw Inspection Room in Selma, TX

- Completed Food Safety Capital Projects
  - Selma, TX – Raw vs. Processed Segregation
  - Gustine, CA – Raw vs. Processed Segregation
  - Bainbridge, GA – Enclosed Cooler Dock & Raw vs. Processed Segregation

- In Process Food Safety Capital Projects
  - Elgin, IL – EB Dust Collection System
  - Elgin, IL – Enhanced Metal Detectors to meet higher standards
  - Elgin, IL – Employee Production Changeover Segregation
  - Bainbridge, GA – Metal Detector for Blanching Pack Out

The Global Source For Nuts® 25

What sets us apart on food safety We strive for best in class! We believe our preventive controls are at industry standard or best in class. Vertical integration and selective processing and supplier partnerships provide optimal consumer quality while assuring product safety. We are nimble! Our technical teams are embedded in project launches and timelines to best partner with customers and allow speed to market. 26

FY 2016 financial milestones 27

JBSS STOCKHOLDERS’ EQUITY FYs 1991- 2016 In millions of $

JBSS Net Sales FYs 1991- 2016 Increased Pound Volume and Prices De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $952 million In millions of $

JBSS Total Outstanding Debt FYs 1991- 2016 In millions of $

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2016

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA   FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 (in $,000's)       NET INCOME (LOSS) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287 29,305 30,395 INTEREST EXPENSE 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354 3,966 3,492 INCOME TAX EXPENSE (BENEFIT) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545 15,559 16,067     DEPRECIATION / AMORTIZATION 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278 16,284 16,585     EBITDA 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464 65,114 66,539     NET SALES 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622 887,245 952,059     EBITDA MARGIN (% OF NET SALES) 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8% 7.3% 7.0%     POUNDS SOLD (000‘s) 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417 253,514 270,144     EBITDA PER POUND SOLD 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.251 0.257 0.246

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure (in $ thousands)

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

Net Sales ($3,484) (1.5%) Sales Volume (Lbs. Sold) 5,900 9.7% Gross Profit $3,270 9.8% Net Income $2,190 27.4% Earnings Per Share (Diluted) $0.18 25.4% Operating Cash Flows $647 1.6% Total Debt ($30,077) (48.2%) $ Change % Change Financial Highlights: Q1 2017 vs. Q1 2016 (in 000’s except EPS)

FY 2016 Brand Marketing Overview 37

Snack Nuts Grow Brands Recipe Nuts

Recipe Nuts

Strong Growth for Fisher Recipe in FY 16 Total Fisher Recipe Brand Growth FY 16 vs. FY 15 +6% +12% POUND SALES DOLLAR NET SALES Source: JBSS shipment data Recipe Nuts

Fisher Recipe continues to Grow Market Share Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2013 - 2016 Data Ending 6/26/16

Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2016 data ending 6/26/16 Steady Growth in Fisher Recipe Nut Distribution

No Preservatives and Non-GMO Messages are Key Drivers for Growth

FROM TO Packaging Graphics Refresh 44

Continue to Build Fisher Brand Equity with Food Network Sponsorship

Integrated Marketing Key to Building Brand Equity Food Network Public Relations National Print In-Store Programs Social Media Original PR photo content created and photographed by the Fisher Fresh Thinkers Influencer Network 46

Fisher Launched New Recipe Video Content Show Video of Apple and Almond Hand Pies 47

“Fisher Fresh Thinkers” blogger network Original photo content created and photographed by the Fisher Fresh Thinkers Influencer Network

Snack Nuts

Strong Growth on Fisher Snack in FY 16 Total Fisher Snack Brand Growth FY 16 vs. FY 15 +5% +10% POUND SALES DOLLAR NET SALES Source: JBSS shipment data Snack Nuts

Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets Snack Nuts

We Are Growing our Pound Share in High Franchise Markets Source: IRI: Total Snack Nut Category – Core Franchise (Minneapolis, Milwaukee, Chicago and St. Louis) Multi Outlet Geography –Periods: FY 13 to FY 16 data ending 6/26/16.

Source: IRI: Total Nut Category – Fisher Core (St. Louis, Milwaukee, Chicago, Minneapolis MULO) Time Periods: to FY 12 Year Ending 7/1/12 to FY 2016 data ending 6/26/16 Fisher Snack Share Driven by Distribution and Velocity Growth ACV: measure of total retail sales for a given geography as measured by All Commodity Volume (ACV) Velocity is pounds sold per points of distribution

Driving Results on our Core Dry Roast Peanut Business

New Look for Fisher Snack Nuts

Fisher Nut Exactly Brings Innovation to the Snack Portfolio

Pure and Simple Goodness

Strong Growth of Our Produce Brands Produce Brand Growth FY 16 vs. FY 15* +41% +55% POUND SALES DOLLAR NET SALES Source: JBSS shipment data * Includes Orchard Valley Harvest and Sunshine Country

Strong Share Growth in Produce Nut Category over the last 2 Fiscal Years Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2016 data ending 6/26/16 Includes Orchard Valley Harvest and Sunshine Country

Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2016 data ending 6/26/16 JBSS Distribution in the Produce Nut Category Continues to Increase ACV: measure of total retail sales for a given geography as measured by All Commodity Volume (ACV) Includes Orchard Valley Harvest and Sunshine Country

Consumers want healthy snacking options (3) (1) Source: Instantly poll of 4,200 people in the US between 9/15 and 9/21 2015 (2) Source: The Hartman Group, Reinventing health & nutrition study 2010/2013 (3) Source: Symphony IRI Group, 2013 Consumers want clean, simple ingredients (1,2) Consumers want portable snacking options (3) NO Artificial Ingredients Orchard Valley Harvest Delivers on Three Important Consumer Trends

Source: The Hartman Group : Eating Occasions, Compass 2012 The Hartman Group: Reimagining Health and Wellness, 2013 Snacking accounts for over 53% of all eating occasions in the U.S. 38% of consumers snack several times per day Multi-Packs and Grab ‘n Go Mini’s We Continue to Expand our Portfolio to Address Consumer Demand for On-The-Go Goodness

P | 14 High Impact Displays Drive Growth at Retail 63

NO ARTIFICIAL INGREDIENTS Public Relations Print Integrated Marketing Support 64

Expanding to Front of House Foodservice Locations

FY 2017 strategy update 66

68

What: Maintain Fisher Recipe Nuts #1 Share Position Nationally 69

How: “No Preservatives” and Non-GMO Messages are Key Drivers for growth

How: Continue to Build Fisher Brand Equity with Food Network Sponsorship & Integrated Marketing

Display support How: Launch innovation & support in-store displays Innovation P | 14 72

What: Grow distribution with existing and potential customers so consumers can purchase JBSS products 73

How: Develop and Launch Sales in Alternative Channels 74 Dollar Stores E-Commerce Non-Commercial Foodservice Club S tores

How: Launch innovative products, sizes and marketing programs to build consumer demand ? How many locations can we reach? 75 Dollar Stores = 34,000 E-Commerce = Millions Non-Commercial = 40,000 locations Club/Hardware Stores = 4,000

Who: Alternate Channel Customers 76

Pepsico Award Supplier of the Year What: Be Preferred Partner to Build Profitable Volume of Value-Added Nuts & Snacks 77

Global Procurement Expertise Quality, Food Safety, Freshness How: Establish Trust and Competitive Advantage 78

How: Operational Excellence 8 wastes 79 Inventory Defects Over Processing Over Production Transportation Motion Waiting Intellect

8281 Closing comments 80

Passion for Nuts- It's All We Do





1922

Gaspare Sanfilippo and his son John founded a pecan shelling company in Chicago, Illinois as a small storefront operation.


JNO.B.SANFILIPPO+SON
SHELLED NUTS OF ALL
VARIETIES

1959

The company expands into larger downtown Chicago facilities & begins diversification into other nut types.

1968

First Private Label customer acquired.

1986-1987

Shelling/blanching/processing facility is built in Bainbridge, Georgia, making the company a vertically integrated supplier of runner-type peanuts.



1992-1994

The company acquires Texas based Sunshine Nut Company, Crane Walnut and expands facility in Gustine, California.

1995

JBSS acquires the Fisher brand.

2002

Expansion of Gustine, Ca facility to include almond manufacturing, roasting & packaging.

2005

Ground breaking occurs on new One Million sq. ft. corporate HQ, manufacturing & roasting plant.

2007

Corporate headquarters move and facility consolidation is completed.

2010

Acquisition of Orchard Valley Harvest, Inc. One of the nation's leading suppliers of products in the produce category.

2016

Fisher became #1 recipe nut brand in the US.

Future

The Global Source For Nuts® 81

Jbss history 82

Jbss history All Stockholders invited to our 2 story building to see the exhibit. 1703 N. Randall Rd. entrance to office building - look for Fisher logo. 83

84 JBSS Mission To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to a dynamic infrastructure that maximizes the potential of our brands, people and processes.

85 Thank You! We Look Forward to a Successful FY 2017